DIREXION SHARES ETF TRUST
DIREXION LOW PRICED STOCK ETF (LOPX)

Supplement dated October 4, 2021 to the
Summary Prospectus dated July 22, 2021 and the Prospectus and Statement of Information (“SAI”) dated July 19, 2021

Effective immediately, the rebalance dates of the Solactive Two Bucks Index, Direxion Low Priced Stock ETF’s underlying index, will change to January, April, July and October.
Accordingly, on page 1 of the Summary Prospectus and page 1 of the statutory Prospectus, the second and third paragraphs under the section “Principal Investment Strategy,” will be replaced in their entirety with the following:
The Index is an equal-weighted index provided by Solactive AG (the “Index Provider”) that is designed to measure the performance of U.S.-listed securities with relatively low trading prices. The Index Provider begins with the Solactive GBS United States All Cap Index and applies certain requirements that vary depending on the quarter at which the Index is rebalanced in order to select a total of 50 securities. The Index is rebalanced and reconstituted quarterly in January, April, July, and October.
When the Index is rebalanced in July, each Index component must meet the following requirements:
•
A minimum average daily value traded of $1 million over the prior 3 months;
•
A market capitalization of at least $85 million;
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Securities that have not had a reverse stock split between Index rebalancings; and
•
A closing price between $2 and $5 per share.
When the Index is rebalanced in January, April and October, the first, second and third requirements remain the same; however, the closing price for an Index component must be between $1.25 and $10 per share.
For more information, please contact the Fund at (833) 547-4417.

Please retain this Supplement with your Summary Prospectus and Prospectus.